EXHIBIT 10.40

FOURTH AMENDMENT
TO AMENDED AND RESTATED
CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Agreement”), is made and entered into as of March 31, 2003 by and between WACHOVIA BANK, NATIONAL ASSOCIATION, as successor-in-interest to First Union National Bank (“Lender”), and INTERCEPT, INC., a Georgia corporation (“InterCept”), C-TEQ, INC., an Oklahoma corporation (“CTEQ”), SBS DATA SERVICES, INC., an Alabama corporation (“SBS”), DPSC ACQUISITION CORP., a Georgia corporation (“DPSC”), ICPT ACQUISITION I, LLC, a Georgia limited liability company (“ICPT”), INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC., a Georgia corporation (“ICT”), INTERCEPT SERVICES, LLC, a Georgia limited liability company (“ICPT Services”), INTERCEPT TX I, LLC, a Georgia limited liability company (“ICPT TX”), INTERCEPT OUTPUT SOLUTIONS, LP, a Texas limited partnership (“ICPT Output”), INTERNET BILLING COMPANY, LLC, a Georgia limited liability company (“IBC”), INTERCEPT SUPPLY, LP, a Texas limited liability partnership (“ICPT Supply”), iBILL CALIFORNIA, LLC, a California limited liability company (“iBill CA”), LIBERTY MERCHANT SERVICES, LLC, a Florida limited liability company (“Liberty”), iBILL TECHNOLOGIES, LLC, a Florida limited liability company (“iBill Technologies”), iBILL CORP., a Delaware corporation (“iBill DE”), iBILL GAP, LLC, a Florida limited liability company (“iBill GAP”), CSR BILLING.COM, LLC, a Florida limited liability company (“CSR”), and INTERCEPT PAYMENT SOLUTIONS, INC., a Delaware corporation (“IPS”) (each of InterCept, CTEQ, SBS, DPSC, ICPT, ICT, ICPT Services, ICPT TX, ICPT Output, ICPT Supply, IBC, iBill CA, Liberty, iBill Technologies, iBill DE, iBill GAP, CSR and IPS is referred to herein as a “Borrower” and collectively as the “Borrowers”).

WHEREAS, Borrowers and Lender are party to that certain Amended and Restated Credit Agreement, dated as of December 21, 2001 (together with all amendments and other modifications from time to time made thereto, the “Credit Agreement”);

WHEREAS, the Credit Agreement contains certain financial and other covenants binding on Borrowers and there is currently a dispute between Lender and Borrowers over whether Borrowers have complied with their obligations with respect to (i) the maximum Funded Debt/EBITDA Financial Covenant for the Fiscal Quarter ending December 31, 2002 as required by Section 6.10 and Annex G to the Credit Agreement (the “Potential Maximum Funded Debt/EBITDA Default”), and (ii) the notice requirement set forth in item (f) of Annex E to the Credit Agreement in connection with the maximum Funded Debt/EBITDA Financial Covenant for the Fiscal Quarter ending December 31, 2002 (the “Potential Notice Default”) (the Potential Maximum Funded Debt/EBITDA Default and the Potential Notice Default are sometimes individually referred to herein as a “Potential Existing Default” and, collectively, as the “Potential Existing Defaults”);

WHEREAS, Borrowers have requested that, to the extent the same exist, Lender waive the Potential Existing Defaults and amend the Credit Agreement and Lender has agreed to provide the waivers and amend the Credit Agreement, all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.        Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

2.        Waiver of Defaults. Subject to the terms and conditions of this Agreement, Lender hereby waives Borrowers’ compliance with their obligations with respect to (i) the maximum Funded Debt/EBITDA Financial Covenant, solely for the Fiscal Quarter ending December 31, 2002, and (ii) the notice requirement set forth in item (f) of Annex E to the Credit Agreement, solely with respect to the maximum Funded Debt/EBITDA Financial Covenant for the Fiscal Quarter ending December 31, 2002, in each case, to the extent the Potential Existing Defaults exist.

3.        Amendments to Credit Agreement.

(a)       The definition of “Applicable Margin” in Annex A to the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Applicable Margin” means two percent (2%) per annum.

(b)       The definition of “Commitment Termination Date” in Annex A to the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Commitment Termination Date” means the earliest of (a) January 1, 2004, (b) the date of termination of Lender’s obligations to make Advances or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrowers of the Loans, and the permanent reduction of the Commitment to zero dollars ($0).

(c)       The definition of “EBITDA” in Annex A to the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“EBITDA” means, with respect to any Person for any fiscal period, without duplication, an amount equal to net income, plus interest expense, plus tax expense, plus depreciation expense, plus amortization expense, as calculated in accordance with GAAP.

(d)       Section 1.5 of the Credit Agreement is hereby amended by deleting therefrom the second and third paragraphs (including the pricing grid) in their entirety.

(e)       Section 1.9(c) of the Credit Agreement is hereby amended by deleting therefrom the bracketed phrase “[Intentionally Reserved]” and inserting the following in lieu thereof:

(c)       As additional compensation for Lender, commencing July 1, 2003, Borrowers shall pay to Lender, on the first Business Day of each calendar quarter prior to the Commitment Termination Date, a Fee in the amount of $250,000.

(f)       Article 6 of the Credit Agreement is hereby amended by adding a new Section 6.20 thereto following the end of Section 6.19:

6.20 Borrowing Availability. Borrowers shall not permit Borrowing Availability (i) at any time on or before September 30, 2003, to be less than $10,000,000, or (ii) at any time on or after October 1, 2003, to be less than $20,000,000.

(g)       Section 8.1(b) of the Credit Agreement is hereby amended by adding the word “Article” immediately before the number “6” in the second line thereof.

(h)       Annex E to the Credit Agreement is deleted in its entirety and the Annex E attached hereto is inserted in lieu thereof.

(i)        Annex G to the Credit Agreement is hereby amended by deleting therefrom item (a), “Funded Debt/EBITDA”, in its entirety and inserting the following in lieu thereof:

(a)       Minimum EBITDA. Borrowers shall maintain minimum consolidated EBITDA (i) for the Fiscal Quarter ending June 30, 2003, of $8,092,000, and (ii) for the Fiscal Quarter ending September 30, 2003 of $10,437,000.

4.        [Intentionally Reserved.]

5.        Representations, Warranties and Covenants. To induce Lender to enter into this Agreement:

(a)       Borrowers hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct, except such representations and warranties which, by their terms, are applicable to a prior specific date or period, (ii) as of the date hereof, after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any of the Loan Documents, (iii) Borrowers have the power and are duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its respective terms; and

(b)       Borrowers hereby reaffirm each of the agreements, covenants, releases, indemnifications and undertakings set forth in the Credit Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, as if

Borrowers were making said agreements, covenants, releases, indemnifications and undertakings on the date hereof; and

(c)       Borrowers hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of Borrowers against Lender exists, arising out of or with respect to (i) the Obligations, (ii) this Agreement, the Credit Agreement or any of the other Loan Documents or (iii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing.

6.        No Course of Dealing or Performance. Borrowers acknowledge and agree that the agreement of Lender to waive the Potential Existing Defaults and to amend the Credit Agreement as set forth herein, does not and shall not create (nor shall Borrowers rely upon the existence of or claim or assert that there exists) any obligation of Lender to consider or agree to any further waiver or amendment or any forbearance and, in the event that Lender subsequently agrees to consider any further waiver or amendment or any forbearance, neither the existence of any prior waiver, nor this Agreement, nor any other conduct of Lender, shall be of any force or effect on the consideration or decision with respect to any such requested waiver, amendment or forbearance, and Lender shall have no obligation whatsoever to consider or agree to further waiver or forbearance of any other Default or Event of Default. In addition, neither (i) the execution and delivery of this Agreement, (ii) the actions of Lender in obtaining or analyzing any information from Borrowers, whether or not related to the consideration of any waiver, modification, forbearance or alteration of the Credit Agreement, any Default or Event of Default thereunder, or otherwise, including, without limitation, any discussions or negotiations between Lender and Borrowers regarding any potential waiver, modification, forbearance or amendment related to the Credit Agreement, (iii) any failure of Lender to exercise any of its rights under, pursuant or with respect to the Credit Agreement, including without limitation, requiring Borrowers’ compliance with the covenants contained therein, nor (iv) any action, inaction, waiver, forbearance, amendment or other modification of or with respect to the Credit Agreement, shall, unless evidenced a written agreement (and then only to the extent provided by the express provisions thereof):

(a)       Constitute a waiver by Lender of any Default or Event of Default under the Credit Agreement;

(b)       Constitute a waiver by or estoppel of Lender as to the satisfaction or lack of satisfaction of any covenant, term or condition set forth in the Credit Agreement; or

(c)       Constitute an amendment to or modification of, or an agreement on the part of Lender to enter into any amendment to or modification of, or an agreement to negotiate or continue to negotiate with respect to, the Credit Agreement.

7.        Release. In further consideration of Lender’s execution of this Agreement, Borrowers, individually and on behalf of their respective successors (including, without limitation, any trustees acting on behalf of any Borrower and any debtor-in-possession with respect to any Borrower), assigns, subsidiaries and affiliates, hereby forever releases Lender and its respective successors, assigns, parents, subsidiaries, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”) that Borrowers may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take in connection with the Credit Agreement or the other Loan Documents prior to the date this Agreement was executed including without limitation with respect to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not Borrowers shall satisfy all other provisions of this Agreement, the Loan Documents or the Credit Agreement including payment in full of all Obligations.

8.        Conditions Precedent and Subsequent. The effectiveness of this Agreement is subject to the following conditions precedent:

(a)       Delivery of Documents. On or before the date hereof, Borrowers shall have delivered to Lender, all in form and substance acceptable to Lender in its sole discretion, (i) executed counterpart originals of this Agreement, (ii) an executed original of the consent letter between Lender and Borrowers to be executed simultaneously herewith, and (iii) any and all other documents reasonably requested by Lender in connection herewith.

(b)       Accuracy of Representations and Warranties. As of the date hereof, all of the representations and warranties made or deemed to be made in this Agreement and under the Credit Agreement and the other Loan Documents shall be true and correct, except such representations and warranties which, by their terms, are applicable to a prior specific date or period.

(c)       Amendment Fee. On or before the date hereof, Lender shall have received a waiver fee in an amount equal to $125,000.00 (the “Amendment Fee”), which Amendment Fee shall be deemed fully earned and non-refundable upon receipt.

(d)       Expenses. On or before the date hereof, Borrowers shall have paid to Lender any and all outstanding fees and other charges owing to counsel to Lender incurred in connection with the transactions evidenced by the Credit Agreement and other Loan Documents, including without limitation, any such fees incurred in connection with this Agreement. As of March 28, 2003, fees and other charges in an amount equal to $13,500.00 are currently owing to Smith, Gambrell & Russell, LLP, counsel to Lender, in connection with the transactions evidenced by the Credit Agreement.

9.        Effect; Relationship of Parties. Except as expressly amended hereby, the Credit Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender. The relationship of Lender, on the one hand, and Borrowers, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

10.      Miscellaneous. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the Credit Agreement and the other Loan Documents (as modified herein). Time is of the essence of this Agreement and of the Credit Agreement. The undersigned each hereby certify that this Agreement has been executed by the Borrowers and delivered to Lender in the State of Georgia.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

INTERCEPT, INC.
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

INTERNET BILLING COMPANY, LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

iBILL CALIFORNIA, LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

LIBERTY MERCHANT SERVICES, LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

iBILL TECHNOLOGIES LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

iBILL CORP.
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

IBILL GAP, LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

CSR BILLING.COM, LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

INTERCEPT PAYMENT SOLUTIONS, INC.
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

C-TEQ, INC.
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

SBS DATA SERVICES, INC.
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

DPSC ACQUISITION CORP.
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

ICPT ACQUISITION I, LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC.
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

INTERCEPT SERVICES, LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

INTERCEPT TX I, LLC
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

INTERCEPT OUTPUT SOLUTIONS, LP
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

INTERCEPT SUPPLY, LP
By:	/s/ Scott R. Meyerhoff

Name:	Scott R. Meyerhoff

Title:	CFO

WACHOVIA BANK, NATIONAL ASSOCIATION, as successor-in-interest to FIRST UNION NATIONAL BANK
By:	/s/ Jim Ulmer

Name:	Jim Ulmer

Title:	Sr. Vice President

ANNEX E (Section 4.1(a))
to
CREDIT AGREEMENT

FINANCIAL STATEMENTS AND REPORTING

Borrowers shall deliver or cause to be delivered to Lender, the following:

(a)       Monthly Financials. Within 30 days after the end of each calendar month, consolidated and consolidating financial information regarding Borrowers and their Subsidiaries, including (i) unaudited balance sheets as of the close of such month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such month and (ii) unaudited statements of income and cash flows for such month, in each case setting forth in comparative form the figures for the corresponding period in the prior year, all prepared in accordance with GAAP (subject to normal year-end adjustments). Such financial information shall be accompanied by (A) the certification of the Borrower Representative that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Borrowers and their Subsidiaries, on both a consolidated and consolidating basis, as at the end of such month and for that portion of the Fiscal Year then ended, (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default and (B) as of the end of each Fiscal Quarter, a Compliance Certificate in respect of each of the Financial Covenants that is tested on a quarterly basis.

(b)      Cash Budget and Financial Projections. On or before April 1, 2003 for the nine month period ending December 31, 2003, and annually thereafter for the twelve (12) month period ending as of the last day of each Fiscal Year (within 30 days after the end of each such Fiscal Year), financial projections on a month by month basis, consisting of balance sheets, statements of income and cash flows, on a consolidated and consolidating basis, satisfactory to Lender in its reasonable discretion. The financial projections delivered hereunder shall be based upon the estimates and assumptions stated therein, all of which Borrowers believe to be reasonable and fair in light of current conditions and current facts known to Borrowers at the time such financial projections are prepared and reflect Borrowers’ good faith and reasonable estimates of the future financial performance of Borrowers.

(c)       Annual Audited Financials. Within 90 days after the end of each Fiscal Year, audited Financial Statements for Borrowers and their Subsidiaries on a consolidated and (unaudited) consolidating basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP and certified without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Lender. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the Financial Covenants, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) a letter addressed to Lender in form and substance reasonably satisfactory to Lender and subject to standard qualifications required by nationally recognized accounting firms, signed by such accounting firm acknowledging that Lender is entitled to rely upon such accounting firm’s certification of such audited Financial Statements, and (iv) the certification of Borrowers that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrowers and their Subsidiaries on a consolidated and consolidating basis, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

(e)       Management Letters. Within 5 Business Days after receipt thereof by any Borrower, copies of all management letters, exception reports or similar letters or reports received by such Borrower from its independent certified public accountants.

(f)       Default Notices. As soon as practicable, and in any event within 5 Business Days after an executive officer of any Borrower has actual knowledge of the existence of any Default, Event of Default or other event that has had a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.

(g)      SEC Filings and Press Releases. At Lender’s request, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Borrower to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses filed by any Borrower with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by any Borrower to the public concerning material changes or developments in the business of any such Person.

(h)      [Intentionally Reserved]

(i)       Supplemental Schedules. Supplemental disclosures, if any, required by Section 5.6.

(j)       Litigation. In writing, promptly upon learning thereof, notice of any Litigation commenced or threatened against any Borrower that (i) combined with other threatened litigation, seeks damages in excess of $1,000,000.00, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets or against any Borrower or ERISA Affiliate in connection with any Plan, (iv) alleges criminal misconduct by any Borrower, (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities or (vi) involves any product recall.

(k)      Insurance Notices. Disclosure of losses or casualties required by Section 5.4.

(l)       Lease Default Notices. Within 2 Business Days after receipt thereof, copies of (i) any and all default notices received under or with respect to any leased location or public warehouse where Collateral valued at more then $500,000.00 is located, and (ii) such other notices or documents as Lender may reasonably request.

(m)     Other Documents. Such other financial and other information respecting any Borrower’s business or financial condition as Lender shall from time to time reasonably request.